HIGHLAND FUNDS II

(formerly Pyxis Funds II)

Highland Alternative Income Fund

(formerly Pyxis Alternative Income Fund)

Supplement dated March 8, 2013 to the Highland Funds II Prospectus dated February 1, 2013, as amended and supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Sub-Adviser Prior Performance Information - Alternative Income Fund

This supplement corrects certain performance information in the subsection entitled “Alternative Income Fund” within the section “Sub-Adviser Prior Performance Information” on page 81 of the Prospectus. The performance information shown for other accounts managed by Anchor Capital Management Group, Inc. (“Anchor”), the Fund’s sub-adviser, was previously misstated due to an error in the performance calculation for the year ended December 31, 2008. The performance for such other accounts for the year ended December 31, 2008 was 9.89%, not 14.60% as indicated. The tables showing “Calendar Year Total Returns - Years Ending December 31” and “Average Annual Total Returns Years Ending December 31, 2012” are amended and restated below to reflect this corrected information. The performance information for the other accounts is not the performance of the Alternative Income Fund.

Effective immediately, the entire subsection entitled “Alternative Income Fund” within the section “Sub-Adviser Prior Performance Information” on page 81 of the Prospectus is hereby amended and restated as follows:

Alternative Income Fund

The bar chart and table below set forth the investment performance for the periods indicated of all accounts (the “Anchor Accounts”) with investment objectives, policies, and strategies substantially similar to those of the Alternative Income Fund, managed by Anchor (the “Anchor Composite”). The performance information shows changes in the Anchor Composite’s performance from year to year and how the Anchor Composite’s performance compares over the same periods to the performance of the Barclays High Yield Credit Bond Index. The Anchor Composite reflects all fees and expenses actually incurred by the Anchor Accounts (including account transaction and/or custodial charges and any placement fees or sales loads) and assumes the reinvestment of dividends and other Anchor Account earnings. Such fees and expenses vary from those of the Alternative Income Fund and, if the performance of the Anchor Composite were adjusted to give effect to the Alternative Income Fund’s fees and expenses, the performance would be lower than the performance shown below. The inception date of the Anchor Composite is January 1, 2008.

The table illustrates how the performance of the Anchor Composite has varied since inception for the periods indicated. The investment results of the Anchor Composite presented below are unaudited. In addition, none of the Anchor Accounts are subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code, each as amended. Consequently, the performance results for the Anchor Composite could have been adversely affected if all of the accounts included in the Anchor Composite had been regulated as investment companies under the federal securities laws or the Code. Anchor has calculated returns for the Anchor Composite based on Global Investment Performance Standards (GIPS), which is different than the manner required for mutual funds by the SEC.

The performance shown below is provided solely to illustrate Anchor’s performance in managing the Anchor Accounts, is not the performance of the Alternative Income Fund, and is not indicative of the Alternative Income Fund’s future performance. Had the

Alternative Income Fund been in operation during periods for which Anchor Composite performance information is shown, the Alternative Income Fund’s performance may have differed due to factors such as investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code, differences in cash flows into and out of the Alternative Income Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the Anchor Accounts is not indicative of future rates of return and is no indication of future performance of the Alternative Income Fund.

The following performance is not the performance of the Alternative Income Fund.

Calendar Year Total Returns

Years Ending December 31

Average Annual Total Returns

Years Ending December 31, 2012

	1 Year	Inception 01/01/08
Anchor Composite	2.40%	5.05%
Barclays Capital U.S. Corporate High Yield Bond Index	15.80%	10.33%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE

HFII-SUP-3/8/13